UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2005

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The ratios of earnings to fixed charges of Ameriprise Financial, Inc. are provided on this Current Report on Form 8-K for the periods presented below.  The computation of the ratios of earnings to fixed charges set forth below is set forth on Exhibit 99.1, which is incorporated herein by reference.

Nine Month Period Ended September 30, 2005 and Five Years in Period Ended December 30, 2004

The ratio of earnings to fixed charges after the classification of American Express International Deposit Company as a discontinued operation effective August 1, 2005, for the periods indicated is as follows:

	Nine Months Ended September 30,	Year Ended December 31,
	2005	2004	2003	2002	2001	2000

Ratio of earnings to fixed charges	9.4x	14.5x	13.0x	13.9x	1.4x	24.3x

The earnings component of the Company’s ratio of earnings to fixed charges is comprised of income before income tax provision, discontinued operations and accounting change plus interest and debt expense, interest portion of rental expense, amortization of capitalized interest and adjustments related to equity investees and minority interests in consolidated entities. The fixed charges component of the Company’s ratio of earnings to fixed charges is comprised of interest and debt expense, interest portion of rental expense and capitalized interest. The formula for this ratio calculation is earnings divided by fixed charges, each computed as described above.

Six Month Period Ended June 30, 2005 and Five Years in Period Ended December 30, 2004

The ratio of earnings to fixed charges before the classification of American Express International Deposit Company as a discontinued operation effective August 1, 2005, for the periods indicated is as follows:

	Six Months Ended June 30,	Year Ended December 31,
	2005	2004	2003	2002	2001	2000

Ratio of earnings to fixed charges	10.2x	15.3x	14.0x	14.9x	1.8x	24.4x

The earnings component of the Company’s ratio of earnings to fixed charges is comprised of income before income tax provision and accounting change plus interest and debt expense, interest portion of rental expense, amortization of capitalized interest and adjustments related to equity investees and minority interests in consolidated entities. The fixed charges component of the Company’s ratio of earnings to fixed charges is comprised of interest and debt expense, interest portion of rental expense and capitalized interest. The formula for this ratio calculation is earnings divided by fixed charges, each computed as described above.

This information is being furnished for the purpose of correcting the information appearing in Ameriprise Financial, Inc.’s Registration Statement on Form 10, and related Information Statement dated September 12, 2005 filed on Form 8-K with the Securities and Exchange Commission on September 16, 2005, under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Ratio of Earnings to Fixed Charges.”  This information reflects the ratio of earnings to fixed charges prior to the publication of the Company’s financial statements for the nine months ended September 30, 2005 and should be read in conjunction with the ratio of earnings to fixed changes set forth above, which is more current information.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

99.1	Computation of Ratio of Earnings to Fixed Charges

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(REGISTRANT)

DATE: November 17, 2005	By:	/s/ Walter S. Berman
		Name:	Walter S. Berman
		Title:	Executive Vice President and Chief Financial Officer